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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 22, 2002
         ---------------------------------------------------------------


                                 INVESTOOLS INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0 -31226                76-0685039
 ----------------------------    -----------------------    ------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


     5959 CORPORATE DRIVE, SUITE 2000, HOUSTON, TEXAS              77036
     -------------------------------------------------            -------
         (Address of principal executive offices)               (zip code)

                                 (281) 588-9700
                 ----------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
               -------------------------------------------------
          (Former name or former address if changed since last report)


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Item 5.  Other Events.

ZiaSun Technologies, Inc., a wholly owned subsidiary of INVESTools Inc. ("ZiaSun"), entered into a Transfer, Consent and Settlement Agreement, dated April 12, 2002 (the "Settlement Agreement") with McKenna Capital LLC, formerly known as McKenna Venture Accelerator, LLC ("McKenna Capital"), and related parties, pursuant to which the parties settled various outstanding matters, including the exchange of ZiaSun's equity interest in McKenna Capital for a release of all of ZiaSun's obligations to McKenna Capital, including ZiaSun's remaining funding commitment of $1.4 million. In addition, ZiaSun retained the right, subject to approval by the board of directors of McKenna Capital; to receive 50% of any net proceeds exceeding $1.4 million from the sale of ZiaSun's equity interest in McKenna Capital, if and when the sale occurs.

Concurrently, with the execution of the Settlement Agreement, ZiaSun, MKZ Fund, LLC ("MKZ Fund"), The McKenna Group, LLC, McKenna Enterprises, Inc. ("MKE"), and Geoffrey Mott, entered into an Addendum to Agreement dated April 12, 2002 (the "Addendum") replacing the Agreement dated December 5, 2001 (the "December 2001 Agreement") previously executed by the parties. Pursuant to the Addendum, the parties agreed, among other things, to ZiaSun's transfer of its membership interest in MKZ Fund to MKE, MKE's retention of the Equity Stubs (as defined in the December 2001 Agreement) that MKE received pursuant to the December 2001 Agreement, and the parties mutual release of claims and liabilities relating to MKZ Fund.

The Settlement Agreement and the Addendum and a Press Release are filed as
Exhibit 10.35 and 10.36, and 99.1 respectively, to this Current Report on Form 8-K. Any description of the Settlement Agreement and the Addendum contained herein is qualified in its entirety by reference to such Exhibits.



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(c) EXHIBITS.

     Exhibit 10.35 Settlement Agreement, dated April 12, 2002, by and between MKZ Fund, LLC, McKenna Enterprises, Inc., The McKenna Group, LLC, Geoffrey Mott, ZiaSun Technologies, Inc., INVESTools Inc., and McKenna Capital Partners, LLC.

     Exhibit 10.36 Addendum to Agreement, dated April 12, 2002, by and between MKZ Fund, LLC, The McKenna Group, LLC, McKenna Enterprises, Inc., Geoffrey Mott, and ZiaSun Technologies, Inc.

     Exhibit 99.1      Press Release issued by INVESTools Inc. on April 18, 2002





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INVESTOOLS INC.
                                    -------------------------------------
                                    (Registrant)


Dated:  April 22, 2002              /s/ PAUL A. HELBLING
                                    -------------------------------------
                                    Paul A. Helbing
                                    Chief Financial Officer







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                                INDEX TO EXHIBITS


Exhibit No.                              Description

Exhibit 10.35 Settlement Agreement, dated April 12, 2002, by and between MKZ Fund, LLC, McKenna Enterprises, Inc., The McKenna Group, LLC, Geoffrey Mott, ZiaSun Technologies, Inc., INVESTools Inc., and McKenna Capital Partners, LLC.

Exhibit 10.36 Addendum to Agreement, dated April 12, 2002, by and between MKZ Fund, LLC, The McKenna Group, LLC, McKenna Enterprises, Inc., Geoffrey Mott, and ZiaSun Technologies, Inc.

Exhibit 99.1      Press Release issued by INVESTools Inc. on April 18, 2002